UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

EDEN BIOSCIENCE CORPORATION
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	0-31499 (Commission File Number)	91-1649604 (I.R.S. Employer Identification No.)

3830 Monte Villa Parkway, Suite 100
Bothell, Washington 98021-7266
(Address of principal executive offices, including zip code)

(425) 806-7300
(Registrant’s telephone number, including area code)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits.

Exhibit No.	Description
99.1	Press release dated July 22, 2004 containing the financial results for the second quarter ended June 30, 2004.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On July 22, 2004, Eden Bioscience Corporation (the “Company”) issued a press release announcing the Company’s financial results for the second quarter ended June 30, 2004. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Current Report, including but not limited to Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report, including but not limited to Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDEN BIOSCIENCE CORPORATION
By: /s/ Bradley S. Powell Bradley S. Powell Vice President of Finance, Chief Financial Officer and Secretary

July 22, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 22, 2004 containing the financial results for the second quarter ended June 30, 2004.